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                                  EXHIBIT 99.2
                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Intervoice, Inc. (the "Company") on Form 10-K for the period ended February 28, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Rob-Roy J. Graham, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: May 29, 2003
                                              /s/ Rob-Roy J. Graham
                                              ----------------------------------
                                              Rob-Roy J. Graham
                                              Executive Vice President and
                                              Chief Financial Officer